CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - All Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline         Smith Barney Multiple Discipline
Trust - Multiple Discipline Portfolio -  Trust - Multiple Discipline Portfolio -
All Cap Growth and Value                 All Cap Growth and Value

/s/ R. Jay Gerken                        /s/ Lewis E. Daidone
---------------------------              -----------------------------------
R. Jay Gerken                            Lewis E. Daidone
Date: September 2, 2003                  Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - Large Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline         Smith Barney Multiple Discipline
Trust - Multiple Discipline Portfolio -  Trust - Multiple Discipline Portfolio -
Large Cap Growth and Value               Large Cap Growth and Value

/s/ R. Jay Gerken                        /s/ Lewis E. Daidone
---------------------------              -----------------------------------
R. Jay Gerken                            Lewis E. Daidone
Date: September 2, 2003                  Date: September 2, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - Global All Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline         Smith Barney Multiple Discipline
Trust - Multiple Discipline Portfolio -  Trust - Multiple Discipline Portfolio -
Global All Cap Growth and Value          Global All Cap Growth and Value

/s/ R. Jay Gerken                        /s/ Lewis E. Daidone
---------------------------              -----------------------------------
R. Jay Gerken                            Lewis E. Daidone
Date: September 2, 2003                  Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - Balanced All Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline         Smith Barney Multiple Discipline
Trust - Multiple Discipline Portfolio -  Trust - Multiple Discipline Portfolio -
Balanced All Cap Growth and Value        Balanced All Cap Growth and Value

/s/ R. Jay Gerken                        /s/ Lewis E. Daidone
---------------------------              -----------------------------------
R. Jay Gerken                            Lewis E. Daidone
Date: September 2, 2003                  Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.